EXHIBIT 10.03

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SATISFACTORY ASSURANCES TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION.

WARRANT TO PURCHASE COMMON STOCK

OF

XENETIC BIOSCIENCES, INC.

Void after December 30, 2019

Date of Issuance: December 31, 2014

This certifies that, for value received, Serum Institute of India Limited, a company organized under the laws of India, or its registered assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from Xenetic Biosciences, Inc. (the “Company”), a Nevada corporation, three million and two hundred thousand (3,200,000) shares of the Common Stock of the Company, par value $0.01 per share, (the “Warrant Shares”), upon surrender hereof, at the principal office of the Company referred to below and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below.

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable with respect to the vested portion as set forth in Section 1, in whole or in part, during the term commencing at December 31, 2016 and ending at December 30, 2019.

The Holder further agrees that, in addition to any other applicable transfer restrictions in the applicable securities laws and agreements, without the Company’s prior written consent, the Holder shall not transfer more than [***]% of the total number of securities of the Company held by it (calculated on an as converted to Common Stock basis) per rolling six months and more than [***]% of the securities of the Company held by it (calculated on an as converted to Common Stock basis) per rolling calendar year.

1.	Vesting. The exercisability of this Warrant shall vest as follows:

a.	Following completion of Phase II(b) human clinical trials for SC and IV modes of administration of PSA-EPO, [***]% of the Warrant Shares shall vest.

b.	Following the initiation of Phase III human trials for SC and IV modes of administration of PSA-EPO, [***]% of the Warrant Shares shall vest; provided, however, that the Holder shall take all reasonable steps to advance the Phase III human trials within India, or in appropriate and approved alternative territories, including, but not limited to, Singapore, Malaysia and South Africa.

2.	Exercise Price. The Exercise Price per share of Common Stock at which this Warrant may be exercised shall be equal to the higher of $0.77 per share or the Fair Market Value on the date of issuance, as adjusted from time to time pursuant to Section 12 below (the “Exercise Price”). For purposes of this Section 2, the “Fair Market Value” of one share of Common Stock on the date of issuance shall have one of the following meanings:

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a.	if the Common Stock is listed on a recognized national stock exchange, such as The Nasdaq Stock Market LLC, the Fair Market Value shall be the Closing Price of the Common Stock on such recognized national stock exchange on the most recent trading day prior to the date of issuance of this Warrant; for the purposes of this Warrant, “Closing Price” means the final price at which one share of Common Stock is traded during any trading day;

b.	if the Common Stock is not listed on a recognized national stock exchange but quoted in an over-the-counter market, the Fair Market Value shall be deemed to be the volume weighted average price per share of Common Stock for the 20 trading days ending on the day prior to the date of issuance of this Warrant;

c.	if section (a) or (b) above is not applicable, the Fair Market Value shall equal the highest price per share which the Company could obtain on the date of issuancefrom a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Company’s Board of Directors.

3.	Exercise of Warrant.

a.	Subject to the terms and conditions set forth herein, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, from time to time, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company of an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased.

b.	This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4.	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5.	Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

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6.	Rights of Stockholders. Until the Holder exercises this Warrant and the Company issues the Holder Warrant Shares purchasable upon the exercise hereof, as provided herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent or assert dissenter’s rights with respect to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.	Market Stand-off. The Holder agrees that the Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any shares of the Company’s capital stock acquired through the exercise of this Warrant during the 180 day period following the commencement of the Company’s public offerings (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions). The Holder further agrees that to the extent that the executive officers and directors of the Company are subject to a longer market stand-off period, the Holder shall be subject to such longer market stand-off period as well. The Company may impose stop transfer instructions and may stamp each certificate with a legend with respect to the shares subject to the foregoing restriction until the end of such 180 day (or other) period. The Holder agrees to execute a market stand-off agreement with the underwriters in the offerings in customary form consistent with the provisions of this section.

8.	Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

a.                   Authority. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

b.                   No Conflicts. The execution, delivery and performance by the Holder of this Warrant and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

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c.                   Investment Intent. The Holder understands that this Warrant and the Warrant Shares (the “Securities”) are “restricted securities” and have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws. The Holder is acquiring the Securities hereunder in the ordinary course of its business. The Holder does not presently have any agreement, plan or understanding, directly or indirectly, with any person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; the Holder is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an entity engaged in a business that would require it to be so registered as a broker-dealer.

d.                   Investor Status. At the time the Holder was offered the Securities, it was, and at the date hereof it is, either (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the Securities Act.

e.                   General Solicitation. The Holder is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f.                    Investment Experience. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

g.                   Access to Information. The Holder acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

h.                   Brokers and Finders. No person will have, as a result of the transactions contemplated by this Warrant, any valid right, interest or claim against or upon the Company or the Holder for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Holder.

i.                    Independent Investment Decision. The Holder has independently evaluated the merits of its decision to purchase Securities pursuant to this Warrant. The Holder understands that nothing in this Warrant or any other materials presented by or on behalf of the Company to it in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

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j.                    Reliance on Exemptions. The Holder understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

k.                   No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

l.                    Regulation M. The Holder is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Securities and other activities with respect to the Securities by the Holder.

m.                 Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

9.	Transfer of Warrant.

a.	Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder. The Holder may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

b.	Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 9(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

c.	Compliance with Securities Laws.

i.	The Warrant and the Warrant Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder represents that it is familiar with the Securities and Exchange Commission (“SEC”) Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Company is under no obligation to register any of the securities sold hereunder. No public market now exists for this Warrant or the Warrant Shares and that it is uncertain whether a public market will ever exist for this Warrant or the Warrant Shares.

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ii.	This Warrant and all certificates for the Warrant Shares issued upon exercise hereof shall be stamped or imprinted with legends in substantially the following form (in addition to any legend required by state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT, (B) A “NO ACTION” LETTER OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH SALE OR OFFER OR (C) SATISFACTORY ASSURANCES TO THE CORPORATION THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR OFFER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

d.	Disposition of the Holder's Rights.

i.	Transferability. This Warrant shall not be transferred or assigned in whole or in part by Holder and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant shall be void. Any transfer of the Warrant Shares issuable upon exercise of this Warrant (the “Securities”) must be in compliance with all applicable securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Securities are being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under applicable securities laws.

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10.	Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation, as amended and/or amended and restated from time to time (the “Certificate”) as the same may be amended from time to time to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.

11.	Amendments.

a.	Any term of this Warrant may be amended, and any waiver of any term of this Warrant may be granted, with the written consent of the Company and the holder of this Warrant. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each future holder of the Warrant and the Company, notwithstanding the fact that such future holder did not consent to such amendment or waiver.

b.	No waivers of or exceptions to any term, condition or provision of the Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12.	Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

a.	Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

b.	Split, Subdivision or Combination of Warrant Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

c.	Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company (other than as otherwise provided for herein) in which the Company’s equity securities are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Warrant Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Warrant Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

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d.	Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

13.	Miscellaneous.

a.	Additional Undertaking. The Holder hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Holder or the shares of Common Stock issued upon exercise hereof pursuant to the provisions of this Warrant.

b.	Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York without resort to its conflict-of-laws rules.

c.	Jurisdiction. The Holder and the Company irrevocably consents to the exclusive jurisdiction of, and venue in, the state courts in the State of New York (or in the event of exclusive federal jurisdiction, the federal district courts in the State of New York), in connection with any action based upon, arising out of or in connection with this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the law of the State of New York for such persons.

d.	Successors and Assigns. The provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Holder and its successors, whether or not any such person shall have become a party to this Warrant and have agreed in writing to join herein and be bound by the terms hereof.

e.	Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

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f.	Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

i.	if to the Holder, to the Holder at the Holder’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until the Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

ii.	if to the Company, to the attention of the Chief Executive Officer of the Company at 99 Hayden Ave, Suite 230, Lexington, Massachusetts 02421, United States or at such other current address as the Company shall have furnished to the Holder or at s.maguire@xeneticbio.com.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

g.	Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

h.	Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

i.	Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

XENETIC BIOSCIENCES, INC.

By: ________________________

       Name:

       Title:

AGREED AND ACKNOWLEDGED

SERUM INSTITUTE OF INDIA LIMITED

By: ________________________

       Name:

       Title:

Address:

Email:

Fax:

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EXHIBIT A

NOTICE OF EXERCISE

To: Xenetic Biosciences, Inc.

(1)          The undersigned hereby elects to purchase ________ shares of Common Stock (the “Shares”) of Xenetic Biosciences, Inc., pursuant to the terms of the attached Warrant as follows:

(a)	The undersigned herewith makes payment of the full purchase price for the Shares at the Exercise Price per share provided for in the Warrant of $________, for an aggregate Exercise Price of $________, by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of the aggregate Exercise Price.

(2)          In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are restricted securities under the Securities Act and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

(3)          The undersigned represents and warrants that the shares of Common Stock being purchased are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof.

(4)          The undersigned has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

(5)          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as is specified below:

Name ________________________________

(6)          Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned as is specified below:

Name ________________________________

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________________________________________

(Print name of the warrant holder)

________________________________________

(Signature)

________________________________________

(Name and title of signatory, if applicable)

________________________________________

(Date)

________________________________________

(Fax number)

________________________________________

(Email address)

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EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

AND

MARKET STAND-OFF AGREEMENT

INVESTOR:	___________________________________

COMPANY:	XENETIC BIOSCIENCES, INC.

SECURITIES:	THE WARRANT ISSUED ON DECEMBER 31, 2014 (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF (INCLUDING UPON SUBSEQUENT CONVERSION OF THOSE SECURITIES)

DATE:	___________________________________

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1.	Investment Intent. The Investor understands that the Warrant and Warrant Shares (the “Securities”) are “restricted securities” and have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any agreement, plan or understanding, directly or indirectly, with any person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; the Investor is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an entity engaged in a business that would require it to be so registered as a broker-dealer.

2.	Investor Status. At the time the Investor was offered the Securities, it was, and at the date hereof it is, either (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the Securities Act.

3.	General Solicitation. The Investor is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

4.	Investment Experience. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

5.	Access to Information. The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

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6.	Brokers and Finders. No person will have, as a result of the transactions contemplated by the Warrant, any valid right, interest or claim against or upon the Company or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

7.	Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to the Warrant. The Investor understands that nothing in the Warrant or any other materials presented by or on behalf of the Company to it in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

8.	Reliance on Exemptions. The Investor understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

9.	No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

10.	Regulation M. The Investor is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Securities and other activities with respect to the Securities by the Investor.

11.	Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

12.	Market Stand-off. The Investor agrees that the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any shares of the Company’s capital stock acquired through the exercise of the Warrant during the 180 day period following the commencement of the Company’s public offerings (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions). The Investor further agrees that to the extent that the executive officers and directors of the Company are subject to a longer market stand-off period, the Investor shall be subject to such longer market stand-off period as well. The Company may impose stop transfer instructions and may stamp each certificate with a legend with respect to the shares subject to the foregoing restriction until the end of such 180 day (or other) period. The Investor agrees to execute a market stand-off agreement with the underwriters in the offerings in customary form consistent with the provisions of this section.

[signature page follows]

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The Investor is signing this Investment Representation Statement and Market Stand-Off Agreement on the date first written above.

INVESTOR

________________________________________

(Print name of the investor)

________________________________________

(Signature)

________________________________________

(Name and title of signatory, if applicable)

________________________________________

(Street address)

________________________________________

(City, state and ZIP)

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